UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 16, 2012

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-150419	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

509 Madison Avenue, Suite 306, New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 980-9155

Copy of correspondence to:

Marc J. Ross, Esq.

Harvey Kesner, Esq.

James M. Turner, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, New York 10006

Tel: (212) 930-9700   Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors of Tonix Pharmaceuticals Holding Corp. (the “Company”) amended and restated the Company’s Bylaws effective as of February 16, 2012. The following is a summary of changes effected by adoption of the amended and restated Bylaws, which summary is qualified in its entirety by reference to the Amended and Restated Bylaws filed as Exhibit 3.01 hereto. In addition to the amendments summarized below, the amendment and restatement to the Bylaws reflects certain non-substantive changes to conform to current provisions of Nevada law and to improve style and readability.

Article II – Meetings of Stockholders

•	The provision relating to annual meetings has been amended to allow the Board of Directors to set the time and date of the annual shareholder in accordance with Nevada law. Previously, the date and time for the annual meeting was fixed for November 16 at 1:00 p.m., but could be changed to a different time and date, but must still be held in November. (Section 2.1)

•	The provision relating to special meetings has been amended to provide that only the Chairman of the Board, the Board or a committee of the Board has the ability to call a special meeting of stockholders. Previously, holders of 10% of more of the outstanding shares were also entitled to call a special meeting of stockholders. (Section 2.2)

•	The number of shares present at a meeting of the stockholders to constitute a quorum was amended from a majority to one-third (1/3). (Section 2.6)

•	The provision for order of business at a stockholder meeting has been eliminated. The order of business will be determined by the Chairman of the meeting.

•	Provisions were added providing for stockholder action by written request and procedures for establishing a record date for stockholder action by written request. (Sections 2.9 and 2.11)

•	The provision for fixing a record date was amended so that the record date for a meeting must be no less than 10 and no more than 60 days prior to the date of the meeting. (Section 2.11)

•	The provisions for the right of shareholders to inspect the corporate records and to be provided with copies of financial statements have been eliminated. Shareholders shall have the right to inspect the corporate records as provided under Nevada law and shall be furnished copies of financial statements as required pursuant to Nevada or federal securities laws.

•	Provisions were added providing for prior notice by a shareholder of record to nominate persons for election as a director or proposal of business. (Sections 2.15 – 2.16)

Article III – Directors

•	The provision relating to the number of directors was amended to remove the maximum number of directors, which was nine. (Section 3.1)

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•	The provision relating to filling vacancies on the Board of Directors was amended to provide that any vacancies may be filled only by the affirmative vote of a majority of the remaining directors. Previously, vacancies resulting from an increase in the number of directors could also be filled by the shareholders. (Section 3.2)

•	The provision relating to regular meetings of the Board of Directors was amended to provide that the date, time and location of meetings shall be set by the Board of Directors. Previously, a regular meeting of the Board of Directors was required to be held immediately after, and at the same place as, the annual meeting of stockholders. (Section 3.4)

•	The provision relating to special meetings of the Board of Directors was amended to provide that only the Chairman of the Board of Directors or the President of the Company may call a special meeting of the Board of Directors. Previously, a special meeting of the Board of Directors was required to be held upon the request of any director. (Section 3.4)

•	The provision relating to notice of special meetings of the Board of Directors was amended to provide that notice must be given 72 hours in advance, if such notice is provided by mail, or 24 hours, if such notice is provided by telephone or electronic mail, or such shorter notice as such person calling the meeting may deem necessary or appropriate in the circumstances. Previously, a special meeting of the Board of Directors required two days prior notice. (Section 3.4)

•	The provision relating to removal of directors was amended to provide that any director may be removed from office upon the affirmative vote of two-thirds (2/3) of the total number of votes entitled to be cast in an election of directors. Previously, a director could only be removed from office for cause and upon the affirmative vote of a majority of votes cast at such a meeting. (Section 3.6)

•	The provision relating to authority of committees of the Board of Directors to act was amended to provide that any committee created shall have the power to take such actions granted to it, except as prohibited by Nevada law. Previously, a committee of the Board of Directors was prohibited from taken certain enumerated actions. (Section 3.10)

•	A Provision were added relating to contracts and transactions between the Company and interested directors. (Section 3.12)

Article IV – Officers

•	Various provisions related to officer positions and reporting relationships are modified to reflect the Company’s current organizational structure and provide flexibility for future changes in organizational structure. (Article IV)

Article VIII – Indemnification

•	Provisions relating to indemnification were expanded to provide for maximum indemnification of officers, directors, employees and agents of the Company and provides mechanisms for how to receive indemnification and advancement of expenses. (Article VIII)

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Article IX – Miscellaneous

•	The Company made a voluntary election to opt-out of the controlling interest statute provisions of the Nevada law. (Section 9.2)

ITEM 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On February 16, 2012, the Board of Directors of the Company approved the Company's Code of Ethics and Business Conduct (the "Code of Conduct"), which applies to all directors, officers and employees of the Company, a copy of which is attached as Exhibit 14.01 to this Current Report on Form 8-K and which is incorporated by reference into this Item 5.05.

ITEM 8.01 Other Events.

On February 16, 2012, the Board of Directors of the Company took the following actions:

•	Created an audit committee (“Audit Committee”) of the Board of Directors and appointed Patrick Grace and Charles Mather as member of the Audit Committee, with Mr. Grace elected as Chairman of the Audit Committee;

•	Adopted a written charter of the Audit Committee;

•	Adopted insider trading policies applicable to all officers, directors and employees of the Company;

•	Adopted a whistleblower policy, to be administered by the Audit Committee;

•	Adopted a form of indemnification agreement to be entered into by the Company with each officer and director; and

•	Adopted the 2012 incentive stock option plan, and authorized 4,000,000 shares of the Company’s common stock for issuance thereunder, which plan is subject to shareholder approval.

ITEM 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

3.01	Amended and Restated Bylaws of Tonix Pharmaceuticals Holding Corp., effective as of February 16, 2012.

14.01	Code of Ethics and Business Conduct for Officers, Directors and Employees of Tonix Pharmaceuticals Holding Corp., effective as of February 16, 2012.

99.01	Audit Committee charter.

99.02	Form of indemnification agreement.

99.03	Form of 2012 Tonix Pharmaceuticals Holding Corp. Incentive Stock Option Plan.

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SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: February 23, 2012	By: /s/ SETH LEDERMAN
Seth Lederman
Chief Executive Officer

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